Exhibit 10.1

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of August 11, 2021 (this “Amendment”), is by and among U.S. WELL SERVICES, INC., a Delaware corporation (the “Company”), each of the purchasers party to this Amendment (a “Purchaser” and, collectively, the “Purchasers”), and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers (in such capacity, “Notes Agent”).

WHEREAS, on June 24, 2021, the Company, the initial Purchasers named therein and the Notes Agent entered into that certain Note Purchase Agreement (as subsequently amended, the “Note Purchase Agreement,” capitalized terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement) pursuant to which the Company sold $114,000,000 in aggregate principal amount of Equity Linked Notes and $22,500,000 in principal amount of a License Linked Note; and

WHEREAS, the Company, the Purchasers and the Notes Agent desire to enter into this Amendment in order to make certain clarifications to Section 6(d) and Section 7 in the Equity Linked Notes.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Clarification Amendments.

a.

For the avoidance of doubt, the adjustments to the Conversion Price set forth in Section 6(d)(ii) and Section 6(d)(iii) of the Equity Linked Notes will apply in the event of any reverse stock split by the Company.

b.

For the avoidance of doubt, all references to the “Nasdaq’s listing rules” and the “applicable NASDAQ rules” in Section 7 of the Equity Linked Notes will be replaced by references to the “applicable rules of the Trading Market on which the Class A Common Stock is then traded, including, if applicable, either of the OTCQB marketplace or the OTCQX marketplace of the OTC Markets Group.”

2.Effect of Amendment.  This Amendment shall be construed in connection with and as part of the Note Purchase Agreement.  Except as hereby expressly amended by this Amendment, all terms of the Note Purchase Agreement are hereby ratified and shall remain in full force and effect.  None of the rights, interests and obligations existing and to exist under the Note Purchase Agreement are hereby released, diminished or impaired, and the Parties hereby reaffirm all covenants, representations and warranties of the Note Purchase Agreement as amended hereby.  This Amendment (i) shall bind and benefit the Parties and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (ii) shall be modified or amended only in accordance with the terms of the Note Purchase Agreement; and (iii) embodies the entire agreement and understanding between the Parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Article XI of the Note Purchase Agreement shall apply mutatis mutandis to this Amendment.

3.Direction to Notes Agent. The Purchasers party hereto, constituting the Requisite Holders as of the date hereof, hereby direct the Notes Agent to execute and deliver this Amendment.  The Company and the Purchasers hereto expressly agree and confirm the Notes Agent’s right to indemnification, as set forth in Article X of the Note Purchase Agreement, shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Notes Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Notes Agent in connection with this Amendment.  The Company hereby confirms its obligations to pay all costs and expenses of the Notes Agent in accordance with Section 10.8 of the Note Purchase Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment.

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IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

COMPANY:

U.S. WELL SERVICES, INC.

By: /s/ Kyle O’Neill
          Kyle O’Neill

          Chief Financial Officer

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PURCHASERS:

PROFRAC HOLDINGS, LLC

By: /s/ Matt Wilks
Name: Matt Wilks
Title:   President and CFO

THRC HOLDINGS, LP

By: /s/ Matt Wilks
Name: Matt Wilks
Title:   VP, Investments

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/s/ Farris Wilks
Farris Wilks

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/s/ Ross R. Laris
Ross R. Laris

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/s/ Peter Schoels
Peter Schoels

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CRESTVIEW III USWS, L.P.

By: Crestview III USWS GenPar, LLC,

its general partner

By: /s/ Ross A. Oliver
Name:  Ross A. Oliver
Title:    General Counsel

CRESTVIEW III USWS TE, LLC

By: /s/ Ross A. Oliver
Name:  Ross A. Oliver
Title:    General Counsel

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AG ENERGY FUNDING, LLC

By:  Angelo, Gordon & Co., L.P., as its Manager

By: /s/ Todd Dittmann
Name: Todd Dittmann
Title:   Authorized Person

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NOTES AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Notes Agent

By: /s/ Geoffrey J. Lewis
Name: Geoffrey J. Lewis
Title:   Vice President

Signature Page to Second Amendment to Note Purchase Agreement